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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                      February 25, 1997
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

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COLLECTIONS:                                                                    For Month of:
                                                                                January 1997
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Principal Collections: Total Pool                                               $371,337,597.83

Interest Collections
       Regular Pool                                                               $4,134,231.63
       Concentration Pool                                                           $312,112.69
           ==============================                                       ===============
           Interest Collections: Total Pool                                       $4,446,344.32

Investment Proceeds
       Regular Pool                                                                 $210,068.12
       Concentration Pool                                                           $132,489.13
           ==============================                                       ===============
            Total Investment Proceeds:  Total Pool                                  $342,557.25

Series 1996-1: Yield Supplement Deposit Amount                                            $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following               Calculated as of
           month using recalculated prior month ending balances.)               December 31, 1996
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Series Allocation Percentages
       Regular Pool
           Series 1994-1                                                                  65.55%
           Series 1996-1                                                                   0.00%
           Series 1996-2                                                                  34.45%
       Concentration Pool
           Series 1995-1                                                                 100.00%

Floating Allocation Percentages
       Regular Pool
           Series 1994-1                                                                  60.18%
           Series 1996-1                                                                   0.00%
           Series 1996-2                                                                  32.13%
       Concentration Pool
           Series 1995-1                                                                  88.13%

Principal Allocation Percentages
       Regular Pool
           Series 1994-1                                                                    na
           Series 1996-1                                                                    na
           Series 1996-2                                                                    na
       Concentration Pool
           Series 1995-1                                                                    na

Excess Transferor Percentage
       Regular Pool                                                                        2.00%
       Concentration Pool                                                                  2.00%
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PRINCIPAL AND FUNDED AMOUNTS:                                                   As of last day of:
                                                                                January , 1997
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Series 1994-1 Initial Principal Amount: Class A                                 $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                  $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors              $36,823,792.00
Series 1994-1 Principal Distributed to Investors                                          $0.00
Series 1994-1 Principal Funding Account Balance                                           $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                           $0.00
Series 1994-1 Invested Amount                                                   $296,176,208.00
Series 1994-1 outstanding Principal Balance                                     $333,000,000.00

Series 1995-1 Initial Principal Amount                                           $50,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors              $19,122,416.60
Series 1995-1 Principal Distributed to Investors                                          $0.00
Series 1995-1 Principal Funding Account Balance                                           $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                           $0.00
Series 1995-1 Invested Amount                                                    $30,877,583.40
Series 1995-1 outstanding Principal Balance                                      $50,000,000.00

Series 1996-1 Initial Funded Amount                                              $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                               $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                           $50,000,000.00
Series 1996-1 Funded Amount                                                               $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                       $0.00
Series 1996-1 Principal Distributed to Investors                                          $0.00
Series 1996-1 Principal Funding Account Balance                                           $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                           $0.00
Series 1996-1 Invested Amount                                                             $0.00
Series 1996-1 outstanding Principal Balance                                               $0.00

Series 1996-2 Initial Principal Amount: Class A                                 $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                   $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors              $16,839,813.53
Series 1996-2 Principal Distributed to Investors                                          $0.00
Series 1996-2 Principal Funding Account Balance                                           $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                           $0.00
Series 1996-2 Invested Amount                                                   $158,160,186.47
Series 1996-2 outstanding Principal Balance                                     $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                As of:
                                                                                January 31, 1997
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Series 1994-1: Class A                                                                     1.00000000
Series 1994-1: Class B                                                                     1.00000000
Series 1996-2: Class A                                                                     1.00000000
Series 1996-2: Class B                                                                     1.00000000
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POOL BALANCE:                                                                   For Month of:
                                                                                January , 1997
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Pool Balance, beginning of month
       Regular Pool                                                             $512,012,452.11
       Concentration Pool                                                        $33,053,889.75
           ==============================                                       ===============
           Total Pool                                                           $545,066,341.86

Pool Balance, end of month
       Regular Pool                                                             $492,217,481.97
       Concentration Pool                                                        $35,168,167.33
           ==============================                                       ===============
           Total Pool                                                           $527,385,649.30

Pool Balance, average
       Regular Pool                                                             $489,569,659.14
       Concentration Pool                                                        $34,273,283.03
           ==============================                                       ===============
           Total Pool                                                           $523,842,942.17
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REGULAR POOL DISTRIBUTIONS                                                      As of:
                                                                                February 25, 1997
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Principal Distributions to Investors
           Series 1994-1: Class A                                                         $0.00
           Series 1994-1: Class B                                                         $0.00
           Series 1996-1                                                                  $0.00
           Series 1996-2: Class A                                                         $0.00
           Series 1996-2: Class B                                                         $0.00

Monthly Interest to Investors
           Series 1994-1: Class A                                                 $1,439,598.26
           Series 1994-1: Class B                                                    $74,852.22
           Series 1996-1                                                                  $0.00
           Series 1996-2: Class A                                                   $752,575.17
           Series 1996-2: Class B                                                    $34,482.81

Regular Pool Transferors Interest                                                    $82,684.63

Interest Shortfall
           Series 1994-1: Class A                                                         $0.00
           Series 1994-1: Class B                                                         $0.00
           Series 1996-1                                                                  $0.00
           Series 1996-2: Class A                                                         $0.00
           Series 1996-2: Class B                                                         $0.00

Servicing Fee
           Series 1994-1                                                            $258,021.18
           Series 1996-1                                                                  $0.00
           Series 1996-2                                                            $137,764.70

Reserve Fund Deposit Amount
           Series 1994-1                                                                  $0.00
           Series 1996-1                                                                  $0.00
           Series 1996-2                                                                  $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                              As of:
                                                                                February 25, 1997
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Investor Default Amount
           Series 1994-1                                                                  $0.00
           Series 1996-1                                                                  $0.00
           Series 1996-2                                                                  $0.00

Carry Over Amount
           Series 1994-1                                                                  $0.00
           Series 1996-1                                                                  $0.00
           Series 1996-2                                                                  $0.00

Amount Distributed not including Excess Distribution to Transferor                $2,779,978.98

Unreimbursed Charge-off Amounts                                                           $0.00

Non-use Fee (Series 1996-1)                                                           $4,027.78
Increased Cost Amounts (Series 1996-1)                                                    $0.00

Previously waived servicing fee
           Series 1994-1                                                                  $0.00
           Series 1996-1                                                                  $0.00
           Series 1996-2                                                                  $0.00

Excess Distributed to Transferor                                                  $1,560,292.99

Total Distributed                                                                 $4,344,299.75

Monthly Interest - $ per thousand
           Series 1994-1 Class A                                                          $4.54131944
           Series 1994-1 Class B                                                          $4.67826389
           Series 1996-1                                                                  $0.00000000
           Series 1996-2 Class A                                                          $4.49298611
           Series 1996-2 Class B                                                          $4.59770833
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RESERVE FUNDS                                                                   As of:
                                                                                February 25, 1997
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Series 1994-1
           Balance                                                                $1,665,000.00
           Deficiency Amount                                                              $0.00

Series 1995-1
           Balance                                                                  $375,000.00
           Deficiency Amount                                                              $0.00

Series 1996-1
           Balance                                                                  $250,000.00
           Deficiency Amount                                                              $0.00

Series 1996-2
           Balance                                                                  $875,000.00
           Deficiency Amount                                                              $0.00
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CHARGE OFFS                                                                     As of:
                                                                                January 31, 1997
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Defaulted Receivables                                                                     $0.00
Investor Default Amount                                                                   $0.00
Deficiency Amount                                                                         $0.00
Draw Amount                                                                               $0.00
Investor Charge-Off's                                                                     $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                        As of:
                                                                                January 31, 1997
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Required Subordinated Amount
           Series 1994-1                                                         $20,025,077.56
           Series 1996-1                                                                  $0.00
           Series 1996-2                                                          $8,011,660.31

Available Subordinated Amount
           Series 1994-1                                                         $20,025,077.56
           Series 1996-1                                                                  $0.00
           Series 1996-2                                                          $8,011,660.31
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EXCESS RECEIVABLES                                                              As of:
           To be used in the following month's computations.                    January 31, 1997
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Pool Total Components of Excess Receivables:
           Used Vehicles                                                         $95,048,759.82
           Finance Hold Receivables                                               $2,098,013.98
           Auction Advantage Program                                                      $0.00
           Delayed Payment Program                                                  $106,155.00
           Payment Agreements                                                       $210,995.04

Pool Limits on Components of Excess Receivables:
           Used Vehicles                                                        $184,584,977.26
           Finance Hold Receivables                                                       $0.00
           Auction Advantage Program                                             $26,369,282.47
           Delayed Payment Program                                               $10,547,712.99
           Payment Agreements                                                       $500,000.00

Total unallocated Excess Receivables                                              $2,098,013.98

Allocated Excess Receivables
           Series 1994-1                                                          $1,256,588.12
           Series 1995-1                                                            $189,998.26
           Series 1996-1                                                                  $0.00
           Series 1996-2                                                            $651,427.60
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DELINQUENCIES                                                                   As of:
                                                                                January 31, 1997
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30 Day Delinquencies in excess of $1,000                                                  $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                 As of:
                                                                                January 31, 1997
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Series 1994-1
           outstanding Principal Balance                                        $333,000,000.00
           Regular Pool Balance                                                 $492,217,481.97
           Subordination Percentage                                                       5.50%
           Non Transferor's Percentage                                                   98.00%
           Series Allocation Percentage                                                  65.55118110%
           Excess Funding Amount                                                $36,823,792.00

Series 1995-1
           outstanding Principal Balance                                         $50,000,000.00
           Concentration Pool Balance                                            $35,168,167.33
           Subordination Percentage                                                        9.25%
           Non Transferor's Percentage                                                    98.00%
           Series Allocation Percentage                                                  100.000000%
           Excess Funding Amount                                                 $19,122,416.60

Series 1996-1
           outstanding Principal Balance                                                  $0.00
           Regular Pool Balance                                                 $492,217,481.97
           Subordination Percentage                                                       10.00%
           Non Transferor's Percentage                                                    98.00%
           Series Allocation Percentage                                                    0.00000000%
           Excess Funding Amount                                                          $0.00

Series 1996-2
           outstanding Principal Balance                                        $175,000,000.00
           Regular Pool Balance                                                 $492,217,481.97
           Subordination Percentage                                                        4.00%
           Non Transferor's Percentage                                                    98.00%
           Series Allocation Percentage                                                   34.44881890%
           Excess Funding Amount                                                 $16,839,813.53
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ASSET COMPOSITION EVENTS:                                                       For Month of:
                                                                                January 27, 1997
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Total Pool: 2 month test (actual lowest mth less than test)                                4.37%
           Test Value                                                                     50.00%
           Event                                                                        none

Total Pool: 12 month test                                                                  0.00%
           Test Value                                                                     25.00%
           Event                                                                       none

Series 1995-1: 2 month test                                                               35.22%
           Test Value                                                                     50.00%
           Event                                                                       none

Series 1995-1: 12 month test                                                               0.00%
           Test Value                                                                     25.00%
           Event                                                                       none
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SERIES 1995-1 SUBORDINATION:                                                    For Month of:
                                                                                January , 1997
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
           Excess Receivables                                                        189,998.26
           Class IV Receivables                                                            0.00
           Unreviewed Receivables                                                          0.00
           Rejected Receivables                                                            0.00

ISA Percentage
            Excess Receivables                                                          100%
            Class IV Receivables                                                         25%
            Unreviewed Receivables                                                       25%
            Rejected Receivables                                                        100%

Incremental Subordinated Amount: Total                                               189,998.26

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                     3,187,994.37
           + Incremental Subordinated Amount                                         189,998.26
                                                                                   3,377,992.63

(3) Available Subordinated Amount
           Lesser of RSA or:
           Available Subordinated Amount (previous DD)                             3,395,561.31
            - Required Draw Amount (previous DD)                                          $0.00
            - Reserve Fund w/d (on previous DD)                                            -
            + portion of Excess Interest to Transferor (previous DD)                  33,421.00
            - Incremental Subordination Amount (previous DD)                        (399,226.21)
            + Incremental Subordination Amount (current DD)                          189,998.26
            - Subord % of change in EFA (since previous DD)                          169,499.06
           Ending ASA:                                                             3,377,992.63

(4) Reserve Fund Balance                                                             375,000.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                        For Month of:
                                                                                January , 1997
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(1) Available Subordinated Amount (ASA)                                            3,377,992.63
            Required Subordinated Amount (RSA)                                     3,377,992.63
            Test Event: ASA less than  RSA                                             None

(2) Servicer Default                                                                   None

(3) Principal not Repaid by Expected Final Pmt Date                                    None
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SERIES 1995-1 MEGADEALERSHIPS                                                   For Month of:
                                                                                January , 1997
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Dealership Groups in excess of 30% of Receivables: Group 1                       $18,817,878.11
Test Value                                                                        10,550,450.20
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SERIES 1995-1 DISTRIBUTIONS                                                     As of
                                                                                February 25, 1997
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Excess Transferor's Percentage x Interest Collections                                 37,053.64
Monthly Interest to Investors                                                        249,218.75
Interest Shortfall                                                                         -
Monthly Servicing Fee (1%)                                                            25,731.32
Reserve Fund Deposit Amount                                                                -
Investor Default Amount                                                                    -
Carry-Over Amount                                                                          -
Amount Distributed                                                                         -
Unreimbursed  Charge-off Amounts                                                           -
Previously waived Servicing Fee                                                            -
Excess Interest Distributed to Transferor                                            132,598.11
           Total Distributed                                                         444,601.82

Total Distributed to WOFCO                                                           195,383.07

Charge-offs:
           Defaulted Receivables                                                           -
           Investor Default Amount                                                         -
           Deficiency Amount                                                               -
           Draw Amount                                                                     -
           Investor Charge-Offs                                                            -
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